UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2010
RALCORP HOLDINGS, INC.
(Exact Name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-12619 (Commission File Number)	43-1766315 (I.R.S. Employer Identification No.)

800 Market Street, Suite 2900, St. Louis, MO (Address of principal executive offices)	63101 (Zip Code)
Registrant’s telephone number, including area code: (314) 877-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 8.01.	Other Events.
     On July 6, 2010, Ralcorp Holdings, Inc (the “Company”) announced that the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to Ralcorp’s pending acquisition of American Italian Pasta Company. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated July 6, 2010
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
Date: July 7, 2010	By:	/s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

EXHIBITS

Exhibit	Description
99.1	Press Release dated July 6, 2010